Fair Value of Financial Assets and Liabilities	12 Months Ended
Dec. 31, 2016
Fair Value Disclosures [Abstract]
Fair Value of Financial Assets and Liabilities

21 Fair Value of Financial Assets and Liabilities

The following table summarizes the estimated fair value and carrying amount of our financial instruments measured on a recurring basis:

			December 31, 2016		December 31, 2015
	Fair value hierarchy		Carrying amount	Estimated fair value	Carrying amount	Estimated fair value
Assets:
Notes hedges	3	1)	258	258	241	241
Other financial assets	2		40	40	47	47
Derivative instruments-assets	2		3	3	2	2

Liabilities:
Short-term debt	2		(15)	(15)	(22)	(22)
Short-term debt (bonds)	2		(406)	(406)	(534)	(535)
Long-term debt (bonds)	2		(7,752)	(8,011)	(7,669)	(7,723)
2019 Cash Convertible Senior Notes	2		(1,014)	(1,310)	(972)	(1,260)
Other long-term debt	2		(1)	(1)	(15)	(15)
Notes Embedded Conversion Derivative	3	1)	(258)	(258)	(241)	(241)
Warrants	2		—	—	(168)	(168)
Derivative instruments-liabilities	2		(6)	(6)	(4)	(4)

1)	During the fourth quarter of 2016, the Notes hedges and the Notes Embedded Conversion Derivative were transferred from level 2 to level 3 of the fair value hierarchy.

The following methods and assumptions were used to estimate the fair value of financial instruments:

Other financial assets and derivatives

For other financial assets and derivatives the fair value is based upon significant other observable inputs depending on the nature of the other financial asset and derivative.

Notes hedges and Notes Embedded Conversion Derivative

At December 31, 2016, the Notes hedges and the Notes Embedded Conversion Derivative are measured at fair value using level 3 inputs. The instruments are not actively traded and are valued at the measurement date using an option pricing model that uses observable inputs for the share price of NXP’s common stock, the risk-free interest rate, dividend yield and the term, in combination with a significant unobservable input for volatility, that we determine based upon a hypothetical market place and is a factor of 32%-48%. The change in the fair value of the Notes hedges and Notes Embedded Conversion Derivative was solely the gain and loss, respectively for each instrument that was recognized.

Debt

The fair value is estimated on the basis of observable inputs other than quoted prices in active markets for identical liabilities for certain issues, or on the basis of discounted cash flow analyses. Accrued interest is included under accrued liabilities and not within the carrying amount or estimated fair value of debt.

Warrants

At the time of the issuance of the 2019 Cash Convertible Senior Notes, NXP entered into separate warrant transactions with various parties for the purchase of up to 11.18 million shares of NXP’s common stock at a price of $133.32 per share in a private placement. The warrants expire on various dates from March 2, 2020, through April 30, 2020, and will be net share settled. NXP received $134 million in cash proceeds from the sale of the Warrants, which was recorded in other non-current liabilities. As of January 1, 2016, as a result of the acquisition of Freescale, NXP has concluded that the functional currency of the holding company is USD. Consequently, beginning from January 1, 2016, the warrants with a carrying value of $168 million were reclassified to stockholders’ equity, and mark-to-market accounting is no longer applicable. The warrants are included in diluted earnings per share to the extent the impact is dilutive. As of December 31, 2016, the warrants were not dilutive.

Assets and liabilities recorded at fair value on a non-recurring basis

We measure and record our non-marketable equity investments (non-marketable equity method and cost method investments) and non-financial assets, such as intangible assets and property, plant and equipment, at fair value when an impairment charge is required.